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                                                                EXHIBIT 10.37


                         REGISTRATION RIGHTS AGREEMENT

                         DATED AS OF NOVEMBER 22, 1996

                                  BY AND AMONG

                           CITYSCAPE FINANCIAL CORP.
                                AS THE COMPANY,

                                      AND

                      PERSONS LISTED ON SCHEDULE I HERETO

     This Registration Rights Agreement is made and entered into as of November 22, 1996, by and among Cityscape Financial Corp., a Delaware corporation (the "Company"), and the Person(s) listed on Schedule I hereto (the "Holders").

                                   BACKGROUND

     The Company's execution and delivery of this Agreement is a condition to the Holders' entering into the Option Purchase Agreement, dated as of November
  , 1996 among the Holders and Jay L. Botchman (the "Selling Holder") pursuant to which the Holders agree to purchase from the Selling Holder shares of the Company's Common Stock or options to purchase such Common Stock (the "Purchase Agreement"). In order to induce the Holders to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Holders and their respective direct and indirect transferees;

                                   AGREEMENT

     This Agreement shall become effective upon the consummation of the transactions contemplated by the Purchase Agreement. In the event such transactions are not consummated on or before January 31, 1997, this Agreement shall be null and void and be of no effect on the parties hereto. Upon effectiveness of this Agreement, the parties hereby agree as follows:

1. DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

     Advice: As defined in the last paragraph of Section 3 hereof.

     Affiliate: As to any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

     Business Day: With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable place where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

     Closing Date: January   , 1997, or such other time on the same or such
other date not later than January   , 1997 as the Holders and Selling Holder may
agree.

     Commission: The Securities and Exchange Commission.
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     Common Stock: Common stock, $0.01 par value per share, of the Company.

     Company: Cityscape Financial Corp., a Delaware corporation, and any successor corporation thereto.

     Company Registration Effectiveness Date: The earlier of (i) the date the Commission declares effective the first registration statement initially filed after the date of the Purchase Agreement registering the Company's sale of newly issued Common Stock and (ii) March 31, 1997.

     Controlling Person: As defined in Section 5(a) hereof.

     Effectiveness Period: As defined in Section 2(a) hereof.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

     Indemnified Person: As defined in Section 5(a) hereof.

     Person: Any individual, partnership, joint venture, corporation, trust or unincorporated organization.

     Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Person subject thereto, threatened.

     Prospectus: The prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the resale of any portion of the Restricted Securities covered by such Shelf Registration Statement, and all other amendments and supplements to any such prospectus, including posteffective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

     Holders: The Persons listed on Schedule I hereto.

     Shelf Registration Statement: The registration statement of the Company that covers the resale of any of the Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

     Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 174: Rule 174 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

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     Restricted Securities: The shares of Common Stock purchased by each Holder pursuant to the terms of the Purchase Agreement or upon exercise of the options purchased pursuant to the terms of the Purchase Agreement until, in the case of any such share of Common Stock, (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Shelf Registration Statement relating to it, or (ii) the date on which the shares of Common Stock are distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or are saleable pursuant to Rule 144(k) promulgated by the Commission pursuant to the Securities Act.

2. SHELF REGISTRATION

     (a) The Company agrees to file with the Commission as soon as reasonably practicable after the Closing Date a Shelf Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Restricted Securities. The Shelf Registration Statement shall initially be on Form S-3 under the Securities Act or another appropriate form permitting registration of such Restricted Securities for resale by the Holders in the manner or manners reasonably designated by them. The Company shall not permit any securities other than the Restricted Securities to be included in the Shelf Registration Statement. The Company shall use its reasonable efforts, as described in Section 3, to cause the Shelf Registration Statement to be declared effective pursuant to the Securities Act as promptly as is reasonably practicable following the filing thereof, but in no event earlier than the Company Registration Effectiveness Date, and to keep the Shelf Registration Statement continuously effective under the Securities Act thereafter for the period ending three years after the Closing Date (except during periods following the filing of a post effective amendment thereto and prior to the declaration of the effectiveness of such post effective amendment; provided, the Company shall use its reasonable efforts to cause any such post effective amendment to be declared effective as soon as practicable) (subject to extension pursuant to clause (b)), or such shorter period as may be specified by the Commission in amending Rule 144 or ending when there cease to be outstanding any Restricted Securities (the "Effectiveness Period").

     (b) The Company shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective (except during periods following the filing of a post effective amendment thereto and prior to the declaration of the effectiveness of such post effective amendment; provided, the Company shall use its reasonable efforts to cause any such post effective amendment to be declared effective as soon as practicable) by supplementing and amending the Shelf Registration Statement as required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement if required by the Securities Act or reasonably requested by the Holders of a majority of the Restricted Securities covered by such Shelf Registration Statement.

3. REGISTRATION PROCEDURES

     In connection with the Company's registration obligations hereunder, the Company shall effect such registration on the appropriate form available for the sale of the Restricted Securities to permit the sale of the Restricted Securities in accordance with the method or methods of disposition thereof specified by the Holders of a majority of the Restricted Securities covered thereby, and pursuant thereto the Company shall as expeditiously as reasonably possible:

          (a) No fewer than five Business Days prior to the initial filing of the Shelf Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (other than any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Holders, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders. The Company shall not file such Shelf Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Restricted Securities covered thereby shall reasonably object on a timely basis;

          (b) Prepare and file with the Commission such amendments, including post-effective amendments, to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement

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     continuously effective for the Effectiveness Period; cause the related
     Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Shelf Registration Statement during such period in accordance with the intended methods of disposition by the selling Holders thereof contemplated hereby and set forth in such Shelf Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders promptly (and in the case of an event specified by clause (i)(A) of this paragraph in no event fewer than two Business Days prior to such filing), and (if requested by any such Person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus Supplement or post-effective amendment is proposed to be filed, and (B) with respect to the Shelf Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the Commission, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of the Shelf Registration Statement or the Initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Restricted Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose, and (v) of the happening of any event that makes any statement made in such Shelf Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Shelf Registration Statement, Prospectus or documents so that, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) Use its reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order enjoining or suspending the use or effectiveness of the Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Restricted Securities for sale in any jurisdiction, at the earliest reasonable practicable moment;

          (e) If requested by the Holders, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as Holders indicate relates to them or otherwise reasonably request be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or posteffective amendment; provided, however, that the Company shall not be required to take any action pursuant to this
     Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law;

          (f) Furnish to each Holder without charge, at least one conformed copy of the Shelf Registration Statement and each amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference);

          (g) Deliver to each Holder as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Restricted Securities covered by such Prospectus and any amendment or supplement thereto;

          (h) Prior to any public offering of the Restricted Securities, use its reasonable efforts to register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Restricted Securities for offer and sale under the

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     securities or "Blue Sky" laws of such jurisdictions within the United
     States as any Holder reasonably requests in writing and to cause the offering of the Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required as a consequence of the selling Holder's business (in which case the Company will cooperate in all reasonable respects with the filing of such Shelf Registration Statement therewith and granting of approvals thereby), as may be necessary to enable the selling Holders to consummate the disposition of such Restricted Securities; keep each such registration or qualification (or exemption therefrom) or approval effective during the period such Shelf Registration Statement is required to be kept effective and do any and all other acts necessary or advisable to enable the disposition in such jurisdictions of the Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

          (i) In connection with any sale or transfer of the Restricted Securities that will result in such securities no longer being the Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Restricted Securities to be in such denominations and registered in such names as the Holders may request at least two Business Days prior to any sale of the Restricted Securities;

          (j) Upon the occurrence of any event contemplated by Section 3(c)(v) hereof, as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to the Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (k) Comply with applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter after the effective date of the Shelf Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158; and

          (l) List all Common Stock covered by such Shelf Registration Statement on the exchange or system, if any, on which the Common Stock of the Company is then listed.

     The Company may require each seller of the Restricted Securities as to which any registration is being effected to: (i) furnish to the Company such information regarding the distribution of such Restricted Securities as is required by law to be disclosed in the Shelf Registration Statement and (ii) provide to the Company a signed writing accepting and acknowledging its rights and obligations hereunder. The Company may exclude from such registration the Restricted Securities of any holder of Restricted Securities who unreasonably fails to furnish such information or signed writing at least 10 Business Days prior to the effective date of such Shelf Registration Statement.

     Each Holder agrees by acquisition of the Restricted Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), or 3(c)(v) hereof, such Holder will forthwith discontinue disposition of such Restricted Securities covered by such Shelf Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 3(i) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received

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copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

     The registration rights of the Holders pursuant to this Agreement and the ability to offer and sell Restricted Securities pursuant to the Shelf Registration Statement are subject to the conditions and limitations contained in this paragraph, and each Holder will be deemed to have agreed with the Company that if the Board of Directors of the Company determines in its good faith judgment, as evidenced by a resolution of the Board of Directors, that the use of any Prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Restricted Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Restricted Securities pursuant to the Shelf Registration Statement shall be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this paragraph is no longer necessary, and the Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary (but in any event, any such suspension shall be effective for a period not in excess of 60 consecutive days and for no more than 150 days in any calendar year provided, however, such 60 day period may upon notice to the Holders, be extended for up to an additional 30 days if such additional time is reasonably necessary to complete financial statements or reports or other disclosure materials reasonably necessary to be disclosed in the Shelf Registration Statement).

4. REGISTRATION EXPENSES

     All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not the Shelf Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to the Shelf Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses in compliance with securities or "Blue Sky" laws (b) printing expenses (including, without limitation, expenses of printing Prospectuses if the printing of Prospectuses is requested by the Holders of a majority of the Restricted Securities included in the Shelf Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company; (e) Securities Act liability insurance, if the Company desires such insurance, and (f) fees and expenses of all other Persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange. Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters or broker-dealers with respect to any Restricted Securities sold by it.

5. INDEMNIFICATION

     (a) The Company agrees to indemnify and hold harmless each Holder and his representatives and agents (an "Indemnified Person"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the case of any Prospectus or form of Prospectus or supplement thereto, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished to the Company by or on behalf of such Indemnified Person; provided that the foregoing indemnity with respect to any preliminary Prospectus shall not inure to the benefit

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of any Indemnified Person from whom the Person asserting such losses, claims, damages, liabilities and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such Person in a timely manner provided such failure is not as a result of an action or inaction on the part of the Indemnifying Person.

     (b) In case any action shall be brought against any Indemnified Person, based upon the Shelf Registration Statement or any such Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel for the Indemnified Parties or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person), provided, however, that the Company shall not, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons; and provided, however, that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (c) In connection with the Shelf Registration Statement, each Holder participating in such Shelf Registration Statement agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and any Person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with reference to information relating to such Indemnified Person furnished by or on behalf of such Indemnified Person. In case any action shall be brought against the Company, any of its directors, any such officer or any Person controlling the Company based on such Shelf Registration Statement and in respect of which indemnity may be sought against any Indemnified Person, the Indemnified Person shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Indemnified Person shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Person), and the Company, its directors, any such officers and any Person controlling the Company shall have the rights and duties specified for Indemnified Persons in Section 5(b) hereof.

     (d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claim, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Person on the other hand from the offering of the Restricted Securities or (ii) if the allocation provided by

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

clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each such Indemnified Person in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and each such Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or such Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the total net proceeds received by it in connection with the sale of the Restricted Securities pursuant to this Agreement exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Indemnified Persons' obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective amount of Restricted Securities included in any such Shelf Registration Statement by each Indemnified Person and not joint.

6. RULE 144

     The Company shall use its reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit, sales of its Restricted Securities pursuant to Rule 144.

7. MISCELLANEOUS

     (a) Remedies. In the event of a breach by the Company, or by a Holder of any of their obligations under this Agreement, each Holder or the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) No Piggyback on Registrations. After the date hereof, the Company shall not grant to any of its security holders (other than the Holders) the right to include any of its securities in the Shelf Registration Statement other than Restricted Securities.

     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Holders of a majority of the Restricted Securities.

     (d) Notices. All notices and other communications provided for herein shall be made in writing by handdelivery, next-day air courier, certified first class mail, return receipt requested, telex or telecopy:

     if the Company:

       Cityscape Financial Corp
       565 Taxter Road
       Elmsford, New York 10523-5200
       Tel: (914) 592-6677
       Fax: (914) 592-7101
       Attn: General Counsel

     with a copy to:

       Gibson, Dunn & Crutcher LLP
       200 Park Avenue
       New York, New York 10166-0193
       Tel: (212) 351-3872
       Fax: (212) 351-4035
       Attn: Sean P. Griffiths, Esq.

     if to any Holder:

       at the address and telephone numbers set forth for such Holder in the Purchase Agreement

     Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when (i) delivered by hand, if personally delivered, (ii) one Business Day after being timely delivered to a next-day air courier, (iii) five Business Days after being deposited in the mail, postage prepaid, if mailed, (iv) when answered back, if telexed or (v) when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Notwithstanding the foregoing, no transferee shall have any of the rights granted under this Agreement until such transferee shall acknowledge its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York without regard to principles of conflicts of law.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

     (i) Authority. The Company hereby represents to the parties listed on
Schedule I hereto that this Agreement has been duly authorized, executed and delivered.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                          CITYSCAPE FINANCIAL CORP.


                                          By: /s/ Robert C. Patent
                                             --------------------------------
                                             Name: Robert C. Patent
                                             Title: Executive Vice President

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.

MUTUAL SHARES FUND

  By: FRANKLIN MUTUAL ADVISERS, INC.
      as agent

  By: /s/ Peter A. Langerman
      -----------------------------
      Name: Peter A. Langerman
      Title: Senior Vice President

MUTUAL QUALIFIED FUND

  By: FRANKLIN MUTUAL ADVISERS, INC.
      as agent

  By: /s/ Peter A. Langerman
      -----------------------------
      Name: Peter A. Langerman
      Title: Senior Vice President

MUTUAL BEACON FUND

  By: FRANKLIN MUTUAL ADVISERS, INC.
      as agent

  By: /s/ Peter A. Langerman
      -----------------------------
      Name: Peter A. Langerman
      Title: Senior Vice President

MUTUAL DISCOVERY FUND

  By: FRANKLIN MUTUAL ADVISERS, INC.
      as agent

  By: /s/ Peter A. Langerman
      -----------------------------
      Name: Peter A. Langerman
      Title: Senior Vice President

  By: /s/ Peter A. Langerman
      -----------------------------
      Name: Peter A. Langerman
      Title: Senior Vice President

MUTUAL EUROPEAN FUND

  By: FRANKLIN MUTUAL ADVISERS, INC.
      as agent

  By: /s/ Peter A. Langerman
      -----------------------------
      Name: Peter A. Langerman
      Title: Senior Vice President

THE ORION FUND LIMITED

  By: FRANKLIN MUTUAL ADVISERS, INC.
      as agent

  By: /s/ Peter A. Langerman
      -----------------------------
      Name: Peter A. Langerman
      Title: Senior Vice President

MUTUAL SHARES SECURITIES FUND

  By: FRANKLIN MUTUAL ADVISERS, INC.
      as agent

        By: /s/ Peter A. Langerman
            -----------------------------
            Name: Peter A. Langerman
            Title: Senior Vice President

MUTUAL DISCOVERY SECURITIES FUND

  By: FRANKLIN MUTUAL ADVISERS, INC.
      as agent

        By: /s/ Peter A. Langerman
            -----------------------------
            Name: Peter A. Langerman
            Title: Senior Vice President

                                   SCHEDULE I

MUTUAL SHARES FUND

MUTUAL QUALIFIED FUND

MUTUAL BEACON FUND

MUTUAL DISCOVERY FUND

MUTUAL EUROPEAN FUND

THE ORION FUND LIMITED

MUTUAL SHARES SECURITIES FUND

MUTUAL DISCOVERY SECURITIES FUND